UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd
Petaluma, CA 94954
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (707) 774-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 5, 2015, Enphase Energy, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter ended March 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of the Company was held on April 30, 2015 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 3, 2015, the record date for the Annual Meeting, 43,916,728 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 39,804,371 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:
Proposal 1:
Steven J. Gomo, Paul B. Nahi and John H. Weber were elected as directors to hold office until the 2018 Annual Meeting of Stockholders by the following vote:

Nominee:	Votes For	Votes Withheld	Broker Non-Votes
Steven J. Gomo	28,622,331	596,314	10,585,726
Paul B. Nahi	28,621,729	596,916	10,585,726
John H. Weber	28,559,175	659,470	10,585,726
In addition to the directors elected above, Neal Dempsey, Benjamin Kortlang, Jameson J. McJunkin, Richard Mora and Robert Schwartz continue to serve as directors after the Annual Meeting.
Proposal 2:
The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the following vote:

Votes For	Votes Against	Abstentions
39,987,303	150,246	92,424

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release of the Company, dated May 5, 2015, entitled “Enphase Energy Reports Financial Results for the First Quarter of 2015.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2015	ENPHASE ENERGY, INC.
		By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release of the Company, dated May 5, 2015, entitled “Enphase Energy Reports Financial Results for the First Quarter of 2015.”